Exhibit 1.1

Tremor International Ltd.

[•] American Depositary Shares,

Representing [•] Ordinary Shares

(Par Value NIS 0.01 per Share)

Underwriting Agreement

[•], 2021

RBC Capital Markets, LLC

Stifel, Nicolaus & Company, Incorporated

As Representatives of the several Underwriters,

c/o RBC Capital Markets, LLC

200 Vesey Street

New York, New York 10281-8098

c/o Stifel, Nicolaus & Company, Incorporated

787 7th Avenue, 11th Floor

New York, NY 10019

Ladies and Gentlemen:

Tremor International Ltd., a company organized under the laws of the State of Israel (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, [•] American Depositary Shares (“ADSs”), each representing [•] ordinary shares, par value NIS 0.01 per share, of the Company (the “Ordinary Shares”) (said shares to be issued and sold by the Company being hereinafter called the “Underwritten Securities”). The Company also proposes to grant to the Underwriters an option to purchase up to [•] additional ADSs to cover over-allotments, if any (the “Option Securities”; the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). To the extent there are no additional Underwriters listed on Schedule I other than you, the term “Representatives” as used herein shall mean you, as Underwriters, and the terms “Representatives” and “Underwriters” shall mean either the singular or plural as the context requires. Certain terms used herein are defined in Section 22 hereof.

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of [•], 2021, among the Company, Citibank N.A., as depositary (the “Depositary”), and holders from time to time of the American Depositary Receipts (“ADRs”) issued by the Depositary and evidencing the ADSs. The ADSs will initially represent the right to receive the Ordinary Shares deposited pursuant to the Deposit Agreement. The Company shall, following subscription by the Underwriters of the Underwritten Securities and, if applicable, the Option Securities, deposit, on behalf of the Underwriters, the Ordinary Shares represented by such ADSs with Citibank N.A., as custodian (the “Custodian”) for the Depositary, which shall deliver such ADSs to the Representatives for the account of the several Underwriters for subsequent delivery to the other several Underwriters.

1. Representations and Warranties. The Company hereby represents and warrants to, and agrees with, each Underwriter, as of the date of this underwriting agreement (this “Agreement”), as of the Closing Date (as defined herein) and as of each additional settlement date (as defined herein), if any, as set forth below in this Section 1.

(a) The Company has prepared and filed with the SEC a registration statement (file number 333-256452) on Form F-1, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company will file with the SEC a final prospectus in accordance with Rule 424(b). As filed, such final prospectus shall contain all information required by the Act and the rules thereunder and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representatives prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised the Representatives, prior to the Execution Time, will be included or made therein.

(b) A registration statement on Form F-6 (file number 333-[•]) in respect of the ADSs has been filed with the SEC. Such ADS Registration Statement in the form heretofore delivered to the Representatives has been declared effective by the SEC in such form. No other document with respect to such ADS Registration Statement has heretofore been filed with the SEC. No stop order suspending the effectiveness of such ADS Registration Statement has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the SEC. The ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the SEC thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8 hereof. The Company has complied to the SEC’s satisfaction with all requests of the SEC for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened by the SEC or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted by the SEC or by the state securities authority of any jurisdiction. There are no contracts or other documents required to be described in the Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

(d) (i) The Disclosure Package, (ii) each electronic road show when taken together as a whole with the Disclosure Package, and (iii) any individual Written Testing-the-Waters Communication, when taken together as a whole with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package or any individual Written Testing-the-Waters Communication based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(e) (i) At the time of filing the Registration Statement and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer as defined in Rule 405, without taking account of any determination by the SEC pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(f) From the time of the initial confidential submission of the Registration Statement to the SEC through the Execution Time, the Company has been and is an “emerging growth company,” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”).

(g) The Company (i) has not alone engaged in any Testing-the-Waters Communication and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule II(d) hereto. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Disclosure Package or the Prospectus.

(h) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(i) The copies of each Preliminary Prospectus, each Issuer Free Writing Prospectus that is required to be filed with the SEC pursuant to Rule 433 and the Prospectus and any amendments or supplements to any of the foregoing, that have been delivered to the Underwriters in connection with the offering of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise) were identical to the electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T. For purposes of this Agreement, references to the “delivery” or “furnishing” of any of the foregoing documents to the Underwriters, and any similar terms, include, without limitation, electronic delivery.

(j) Each of the Company and its subsidiaries (i) has been duly organized and is validly existing and in good standing (where such concept exists) as a corporation or other business entity under the laws of the jurisdiction in which it is chartered or organized with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and (ii) is duly qualified to do business as a foreign corporation and is in good standing (where such concept exists) under the laws of each jurisdiction which requires such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement. No proceedings have been instituted in the State of Israel for the dissolution of the Company. The Company is not currently designated as a “breaching company” (within the meaning of the Israeli Companies Law, 5759-1999 (the “Companies Law”)) by the Registrar of the Companies of the State of Israel and there is no basis for such designation.

(k) All the outstanding share capital of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus, all outstanding share capital of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for share capital or other ownership interests of any subsidiary of the Company.

(l) The Company’s authorized equity capitalization is as set forth in the Registration Statement, the Disclosure Package and the Prospectus; the share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus; the outstanding shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with the Companies Law and the Israeli Securities Law, 5728-1968, as amended, and the regulations promulgated thereunder (collectively, the “Israeli Securities Law”); the Securities in the form of Ordinary Shares represented by ADSs have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to the terms of this Agreement, will be fully paid and non-assessable; the Ordinary Shares represented by ADSs may be freely deposited by the Company with the Custodian for the Depositary against issuance of the ADRs evidencing the such Securities in the form of ADSs, as contemplated by the Deposit Agreement; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq Global Market (the “Nasdaq”); the certificates for the Securities are in valid and sufficient form; except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the holders of outstanding share capital of the Company are not entitled to preemptive or other rights to subscribe for the Securities; except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of or ownership interests in the Company are outstanding; and all offers and sales by the Company of the Company’s Ordinary Shares prior to the date hereof were at all relevant times exempt from the registration requirements of the Act and the Israeli Securities Law and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws. No holder of the Securities will be subject to personal liability for obligations of the Company solely by reason of being such a holder. The Company does not have any outstanding debt or preferred equity securities that are rated by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 3(a)(62) under the Exchange Act).

(m) Except as described in each of the Registration Statement, the Disclosure Package and the Prospectus, as of the date hereof, with respect to share options (the “Share Options”) and all other awards (“Other Awards”) granted pursuant to any equity incentive plan of the Company, (i) each Share Option designated by the Company at the time of grant as an “incentive share option” under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Share Option and each grant of an Other Award was duly authorized no later than the date on which the grant of such Share Option or Other Award, as the case may be, was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant of a Share Option or an Other Award was made in accordance with the terms of such equity incentive plan and all applicable laws and regulatory rules or requirements, including the rules of the AIM market operated by the London Stock Exchange (“AIM”) and all applicable federal and Israeli securities laws, (iv) each grant of Share Option that is outstanding on the date hereof and was designated by the Company’s Board of Directors to qualify for either the “capital gains track” or the “employment income track” of Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961, and the rule and regulations promulgated thereunder, and so qualifies, (v) the per share exercise price of each Share Option was equal to or greater than the fair market value of an ordinary share on the applicable Grant Date, (vi) at the time of grant and at all times thereafter, all Share Options and Other Awards qualified for an exemption from Sections 162(m) and 409A of the Code, (vii) in accordance with Applicable Laws (including but not limited to applicable securities and tax laws), the recipients and holders of all Share Options and Other Awards have received timely and complete information, in the form of a prospectus when required, regarding the terms conditions, securities laws, and tax consequences relating to their Share Options and Other Awards as the case may be, and (viii) each such grant of a Share Option or an Other Award was properly accounted for in accordance with IFRS in the financial statements (including the related notes) of the Company. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Share Options or Other Awards in the form of share appreciation rights or similar awards prior to, or otherwise coordinating the grant of such awards with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(n) The statements in the Preliminary Prospectus and the Prospectus under the headings “Taxation,” “Description of Share Capital and Articles of Association,” “Description of American Depositary Shares” and “Underwriting” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein (other than laws, rules and regulations relating to selling restrictions in various foreign jurisdictions), constitute accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(o) This Agreement has been duly authorized, executed and delivered by the Company. This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

(p) The Deposit Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of the Ordinary Shares represented by the ADSs in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement. The Deposit Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. Each holder of ADRs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as a representative of the holders of the ADRs in a direct suit, action or proceeding against the Company.

(q) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company”, in each case, as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(r) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement or the Deposit Agreement by the Company, the issuance and sale of the Securities, the deposit of the Ordinary Shares represented by ADSs with the Custodian for the Depositary or the transactions contemplated herein, except such as (i) have been obtained under the Act, (ii) may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Registration Statement, the Disclosure Package and the Prospectus, (iii) may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Nasdaq, the UK Financial Conduct Authority (the “FCA”) and the London Stock Exchange plc (the “London Stock Exchange”), or pursuant to the AIM Rules for Companies published by the London Stock Exchange from time to time (the “AIM Rules for Companies”), the United Kingdom Financial Services and Markets Act 2000, as amended (the “FSMA”), and/or the UK version of EU Regulation (EU 596/2014) on market abuse which is part of English Law by virtue of the European (Withdrawal) Act 2018, as amended (the “Market Abuse Regulation”), in connection with the purchase and distribution of the Securities by the Underwriters, the listing of the Securities in the form of ADSs on the Nasdaq and the admission of the Ordinary Shares to be sold by the Company hereunder to trading on the AIM, (iv) have been obtained under the Company’s Articles of Association and (v) the obligation to file certain information with the Registrar of Companies in Israel after the Closing Date.

(s) Neither the issue and sale of the Securities, the deposit of the Ordinary Shares represented by ADSs with the Custodian for the Depositary, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under, result in the termination, modification or acceleration of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter, by-laws or similar organizational documents of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (x) the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (y) the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).

(t) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its respective charter or bylaws or similar organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(u) No holders of securities of the Company and its subsidiaries have rights to require the registration of such securities under the Act by reason of the filing of the Registration Statement with the SEC or the issuance and sale of the Securities.

(v) The consolidated historical financial statements, including the notes thereto, and schedules of the Company and its consolidated subsidiaries included in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly, in all material respects, the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the Exchange Act and have been prepared in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data and the summary financial information in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present, in all material respects, on the basis stated in the Registration Statement, the Preliminary Prospectus and the Prospectus, the information included therein. All non-IFRS financial information included in the Registration Statement, the Disclosure Package and the Prospectus complies, in all material respects, with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; and, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, material future effect on the Company’s consolidated financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Disclosure Package or the Prospectus.

(w) Since the date of the most recent financial statements of the Company included in each of the Registration Statement, the Disclosure Package and the Prospectus (i) there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of share capital, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, prospects, earnings, rights, assets, management, financial position, or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Registration Statement, the Disclosure Package and the Prospectus.

(x) No action, suit, inquiry or proceeding brought by or before any court or governmental agency, authority or body or any arbitrator (“Actions”) involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto). There are no current or pending Actions that are required under the Act to be described in the Registration Statement, the Disclosure Package and the Prospectus that are not so described therein.

(y) Somekh Chaikin, a member firm of KPMG International, who has certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement, the Disclosure Package and the Prospectus, is an independent public accountant with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

(z) There are no transfer taxes or other similar taxes or duties under Israeli law, United States federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the Deposit Agreement or the issuance by the Company or sale by the Company of the Securities. No stamp duties or other issuance or transfer taxes are payable by or on behalf of the Underwriters in the State of Israel, the United States, the United Kingdom or any political subdivision or taxing authority thereof solely in connection with (i) the execution, delivery and performance of this Agreement and the Deposit Agreement, (ii) the issuance and delivery of the Securities in the manner contemplated by this Agreement and the Prospectus or (iii) the sale and delivery by the Underwriters of the Securities as contemplated in this Agreement and in the Prospectus, except in each case, for any net income, capital gains or franchise taxes imposed on the Underwriters by the State of Israel, the United States, the United Kingdom or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection solely resulting from the transactions contemplated by this Agreement and the Deposit Agreement) between the Underwriters and the jurisdiction imposing such tax.

(aa) The Company and each of its subsidiaries have filed all Israeli, federal, state and foreign income and franchise tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect and except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto)) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except as would not have a Material Adverse Effect.

(bb) No dispute with the employees of the Company or any of its subsidiaries exists or is threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto). Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(cc) The Company and its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(dd) No subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(ee) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses except where the failure so to possess would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(ff) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its subsidiaries’ internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness in their internal controls over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes Oxley Act of 2002 (the “Sarbanes-Oxley Act”) as of an earlier date than it would otherwise be required to so comply under applicable law). The Company’s independent auditors and board of directors have been advised of: (i) all “material weaknesses” and “significant deficiencies” (each, as defined in Rule 12b-2 of the Exchange Act), if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls (whether or not remediated); all such material weaknesses and significant deficiencies, if any, have been disclosed in the Registration Statement, the Disclosure Package and the Prospectus in all material respects; and since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(gg) The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) which (i) are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, especially during the periods in which the periodic reports required under the Exchange Act are being prepared and within the time periods specified by the London Stock Exchange, the AIM Rules for Companies and/or the UK Disclosure Guidance and Transparency Rules made by the FCA as amended from time to time (as applicable to the Company) (the “DTR”), and (ii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, to the Company’s knowledge, there have been no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting, whether or not remediated, and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh) The Company is in compliance with all eligibility, listing and admission requirements and continuing obligations pursuant to the AIM Rules for Companies, the Market Abuse Regulation, the DTR and the FSMA, except where failure to be so in compliance would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(ii) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, other than as contemplated in this Agreement.

(jj) (i) The Company and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(kk) None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its subsidiaries that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its subsidiaries that could have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its subsidiaries; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its subsidiaries; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its subsidiaries may have any liability.

(ll) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith.

(mm) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company any director, officer or employee of the Company or any of its subsidiaries nor any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, Sections 291 and 291A of the Israeli Penal Law, 5737-1977, and the rules and regulations promulgated thereunder, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed or requested any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(nn) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder, financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Israeli Prohibition on Money Laundering Law, 5760-2000, the Israeli Prohibition on Money Laundering Order, 5761-2001, the Israeli Prohibition on Terrorist Financing Law, 5765-2005 and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(oo) Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or a resident or incorporated or engaged in a business in an “Enemy State” pursuant to the Israeli Trade with the Enemy Ordinance, 1939 (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”); and the Company will not directly or knowingly indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(pp) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a Sanctioned Country.

(qq) Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its subsidiaries have good and marketable title to all personal property owned by them, free and clear of all encumbrances and defects; and all personal property held under lease by the Company or any subsidiary is held by it under valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, or other similar laws relating to or affecting rights or remedies of creditors generally, (ii) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith, and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity) and (iii) applicable laws and public policy with respect to rights to indemnity and contribution), in each case, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

(rr) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, customers, suppliers, shareholders or other affiliates of the Company on the other hand, which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus and which is not so described.

(ss) The statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(tt) Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(uu) No projection or other forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances or has been disclosed other than in good faith. No such statement was made with the knowledge of an executive officer or director of the Company that was false or misleading.

(vv) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Prospectus to be conducted. (a) To the Company’s best knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company’s best knowledge, there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) to the Company’s best knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company’s knowledge, there is no U.S. or international patent or published U.S. or international patent application which contains claims that dominate or may dominate any Intellectual Property described in the Disclosure Package and the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. or international patent held by the Company invalid or any U.S. or international patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office, the International Patent Cooperation or the Israeli Patent Office.

(ww) Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(xx) There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred shares issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act.

(yy) The Securities in the form of ADSs have been approved for listing on the Nasdaq, subject only to official notice of issuance.

(zz) The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to the same, except for those that have been remedied without material cost or liability or the duty to notify any other person and those that would not, individually or in the aggregate, have a Material Adverse Effect, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes (including, but not limited to, the Israeli Privacy Protection Regulations, Information Security, 2017) and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(aaa) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under Israeli, U.S. federal or New York state laws.

(bbb) Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement and the Deposit Agreement would be declared enforceable against the Company by the courts of the State of Israel, without reconsideration or reexamination of the merits, subject to the conditions, qualifications, restrictions and limitations described in the Registration Statement under “Enforceability of Civil Liabilities.”

(ccc) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the State of Israel and will be honored by the courts of the State of Israel, subject to the restrictions described under the heading “Enforceability of Civil Liabilities” in the Registration Statement, the Disclosure Package and the Prospectus. The Company has the power to submit, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the exclusive personal jurisdiction of each Designated Court (as defined in Section 17 of this Agreement), and the Company has the power to designate, appoint and authorize, and pursuant to this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement or the transactions contemplated hereby in any Designated Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company.

(ddd) The indemnification and contribution provisions set forth in Section 8 hereof do not contravene Israeli law or public policy.

(eee) Based on the current and anticipated composition of its income, assets and operations, and the expected price of the ADSs in the offering of Securities hereunder, the Company does not expect to be treated as a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the Code for the current taxable year or in the foreseeable future.

(fff) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no approvals are currently required in the State of Israel in order for the Company to pay dividends or other distributions declared by the Company to the holders of the Ordinary Shares or the ADSs. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, under current laws and regulations of the State of Israel and any political subdivision thereof, any amount payable with respect to the Ordinary Shares or the ADSs upon liquidation of the Company or upon redemption thereof and dividends and other distributions declared and payable on the share capital of the Company may be paid by the Company in United States dollars or euros and freely transferred out of the State of Israel.

(ggg) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act (“Foreign Private Issuer’).

(hhh) The Company has not received any funding, grants or subsidies from or on behalf of or under the authority of the Israel Innovation Authority of the Israeli Ministry of Economy and Industry, the Authority for Investment and Development of Industry and the Economy of the State of Israel, or any other governmental or regulatory agency or authority or any bi- or multi-national grant program, framework or foundation.

(iii) The Company is in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval and tax rulings (the “Ruling”) granted to it with respect to any “Approved Enterprise,” “Benefited Enterprise,” or “Industrial Company” status of the Company or any of its facilities, if any, as well as with respect to any other tax benefits claimed or received by any of them, if any, including any “Preferred Enterprise,” “Preferred Technological Enterprise” or “Special Preferred Technological Enterprise” status or benefits (collectively, “Tax Incentive Program”) and by Israeli laws and regulations relating to any Tax Incentive Program; (ii) all information supplied by the Company with respect to applications or notifications relating to any Tax Incentive Program (including in connection with any Ruling) was true, correct and complete, in all material respects, when supplied to the appropriate authorities; and (iii) the Company has not received any notice of any proceeding or investigation relating to revocation or modification or denial of any current or past Tax Incentive Program granted with respect to the Company or any of its facilities or any such status or benefits, in each case, except for any failure to comply, inaccuracy or notice (as appropriate) that would not, individually or in the aggregate, have a Material Adverse Effect.

(jjj) All obligations of the Company to provide statutory severance pay to all its currently engaged employees in Israel (“Israeli Employees”) are, with certain exceptions as are not material, in accordance with Section 14 of the Israeli Severance Pay Law, 5723-1963 (the “Severance Pay Law”) and are fully funded or, if not required to be funded, are accrued on the Company’s financial statements, and all such Israeli Employees have been subject to the provisions of Section 14 of the Severance Pay Law with respect to their entire salary, as defined under the Severance Pay Law, from the date of commencement of their employment with the Company, and the Company has been, with such exceptions as are not material, in full compliance with the technical and substantive requirements for a Section 14 Arrangement with respect to severance pay with respect to 100% of such salary for which severance pay is due under the Severance Pay Law; and all amounts that the Company is required by contract or applicable law either (A) to deduct from Israeli Employees’ salaries or to transfer to such Israeli Employees’ pension or provident, life insurance, incapacity insurance, advance study fund or other similar funds or (B) to withhold from their Israeli Employees’ salaries and benefits and to pay to any Israeli governmental authority as required by applicable Israeli tax law, have, in each case, been duly deducted, transferred, withheld and paid, and the Company has no outstanding obligation to make any such deduction, transfer, withholding or payment.

(kkk) The legality, validity, enforceability or admissibility into evidence of any of the Registration Statement, the ADS Registration Statement, the Disclosure Package, the Prospectus, this Agreement or the Securities in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[•] per ADS, the amount of the Underwritten Securities set forth opposite such Underwriter’s name in Schedule I hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to [•] Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Securities but not payable on the Option Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second Business Day immediately preceding the Closing Date) shall be made at 9:00 AM, New York City time, on [•], 2021, or at such time on such later date not more than two Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

If the option provided for in Section 2(b) hereof is exercised after the second Business Day immediately preceding the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at 200 Vesey Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

5. Agreements. The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Representatives a copy for their review a reasonable period of time prior to the proposed time of filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the SEC pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Prospectus, any supplement thereto, and any Written Testing-the-Waters Communications shall have been filed (if required) with the SEC pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the SEC, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the SEC or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, including, but not limited to, any request for information concerning any Testing-the-Waters Communication, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Written Testing-the-Waters Communication or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement or the prevention or suspension of the use of any Written Testing-the-Waters Communication and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event or development occurs as a result of which the Disclosure Package would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to the Representatives in such quantities as the Representatives may reasonably request.

(c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (i) notify the Representatives of any such event; (ii) prepare and file with the SEC, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (iii) supply any supplemented Prospectus to the Representatives in such quantities as the Representatives may reasonably request.

(d) As soon as practicable, the Company will make generally available to its security holders (which may be satisfied by filing with the SEC’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”)) and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the SEC thereunder.

(e) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(f) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(g) The Company agrees, prior to the Closing Date and, if applicable, any additional settlement date, to deposit Ordinary Shares underlying the ADSs with the Custodian on behalf of the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing the applicable Securities will be issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at the Closing Date and, if applicable, any additional settlement date.

(h) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Ordinary Shares, ADSs or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares, ADSs or shares of any class of share capital of the Company or any securities convertible into, or exercisable, or exchangeable for, any of the foregoing; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement (the “Restricted Period”).

The restrictions contained in the preceding paragraph shall not apply to (A) the ADSs to be sold hereunder, (B) the issuance by the Company of Ordinary Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof as described in each of the Registration Statement, the Disclosure Package and the Prospectus, (C) the issuance by the Company of Ordinary Shares upon any award or vesting event pursuant to any employee equity incentive plan, share option plan, share ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (D) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares or ADSs, provided that (i) such plan does not provide for the transfer of Ordinary Shares or ADSs during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act (or the equivalent thereof in any non-U.S. jurisdiction), if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Ordinary Shares or ADSs may be made under such plan during the Restricted Period, (E) the filing by the Company of any registration statement on Form S-8 (or any successor form) with the SEC, (F) sales of Ordinary Shares on behalf of the Company’s executive officers named in the Registration Statement to satisfy the withholding taxes payable upon the vesting of such officer’s equity awards pursuant to employee benefit plans described in the Time of Sale Prospectus or (G) the sale or issuance of or entry into an agreement to sell or issue Ordinary Shares, ADSs or securities convertible into or exercisable for Ordinary Shares or ADSs in connection with any (i) mergers, (ii) acquisition of securities, businesses, property, technologies or other assets, (iii) joint ventures, (iv) strategic alliances, commercial relationships or other collaborations, or (v) the assumption of employee benefit plans in connection with mergers or acquisitions; provided that the aggregate number of Ordinary Shares, ADSs or securities convertible into or exercisable for Ordinary Shares or ADSs (on an as-converted or as-exercised basis, as the case may be) that the Company may sell or issue or agree to sell or issue pursuant to this clause (G) shall not exceed 15% of the total number of Ordinary Shares, including in the form of ADSs, issued and outstanding immediately following the completion of the transactions contemplated by this agreement (determined on a fully diluted basis and as adjusted for stock splits, stock dividends and other similar events after the date hereof); and provided further, that each recipient of Ordinary Shares, ADSs or securities convertible into or exercisable for Ordinary Shares or ADSs pursuant to this clause (G) shall, on or prior to such issuance, execute a lock-up agreement substantially in the form of Exhibit A hereto with respect to the remaining portion of the Restricted Period.

(i) If the Representatives, in the Representatives’ sole discretion, agrees to release or waive the restrictions set forth in a lock-up letter described in Section 6(q) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two Business Days before the effective date of the release or waiver.

(j) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(k) The Company will not engage in any form of solicitation, advertising or other action constituting an offer or a sale under the Israeli Securities Law in connection with the transactions contemplated hereby, which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel.

(l) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the SEC of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities in the form of ADSs on the Nasdaq and admission to trading on the AIM of the Ordinary Shares represented by the ADSs; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with FINRA (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings) (provided that such fees and disbursements of counsel for the Underwriters for clause (vi) above and this clause (vii) shall not exceed $30,000); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

(m) The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the SEC or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing

Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(n) The Company will notify promptly the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Act and (b) completion of the 90-day restricted period referred to in Section 5(h) hereof.

(o) If at any time following the distribution of any Written Testing-the-Waters Communication, any event occurs as a result of which such Written Testing-the-Waters Communication would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Representatives so that use of the Written Testing-the-Waters Communication may cease until it is amended or supplemented; (ii) amend or supplement the Written Testing-the-Waters Communication to correct such statement or omission; and (iii) supply any amendment or supplement to the Representatives in such quantities as may be reasonably requested.

(p) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(q) The Company will use the net proceeds received by the Company from the sale of the Securities in the manner specified in the Preliminary Prospectus and Prospectus under the caption “Use of Proceeds.”

(r) The Company shall engage and maintain, at its expense, a registrar, transfer agent and depositary for the Securities.

(s) The Company will use its best efforts to list, subject to notice of issuance, the Securities on the Nasdaq.

(t) The Company will notify promptly the Representatives if the Company ceases to be a Foreign Private Issuer at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Act and (b) completion of the 90-day restricted period referred to in Section 5(h) hereof.

(u) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the sale of the Securities by the Company to the Underwriters and on the execution and delivery of this Agreement or the Deposit Agreement. All sums payable by the Company under this Agreement shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties, unless the deduction or withholding is required by law, in which case the Company shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no deduction or withholding been made, provided, that the Company shall not be required to pay additional amounts to the extent that such tax, duty, deduction or other withholding was imposed due to (A) the Underwriter having any present or former connection with the jurisdiction imposing such tax, duty, deduction or other withholding other than solely as a result of the execution and delivery of, or performance of, its obligations under this Agreement or receipt of any payments or enforcement of rights hereunder or (B) the failure of an Underwriter to provide any form, certificate, document or other information that, in each case, was timely and reasonably requested by the Company and would have reduced or eliminated the withholding or deduction of such tax, duty, assessment or other governmental charge.

(v) The Company acknowledges, understands and agrees that the Securities may be offered and sold in Israel only by the Underwriters and only to such Israeli investors listed in the First Addendum to the Israeli Securities Law (the “Addendum”) and who submit written confirmation to the Underwriters and the Company that such investor (A) falls within the scope of the Addendum, is aware of the meaning of same and agrees to it and (B) is acquiring the Shares for investment for its own account or, if applicable, for investment for clients who are investors listed in the Addendum and in any event not as a nominee, market maker or agent and not with a view to, or for the resale in connection with, any distribution thereof (“Israeli Accredited Investors”).

(w) Each Underwriter acknowledges, agrees and undertakes that (i) the Securities may be sold in Israel by the Underwriters only to Israeli Accredited Investors, and (ii) will not engage in any form of solicitation, advertising or other action constituting an offer or a sale under the Israeli Securities Law in connection with the transactions contemplated hereby, which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and, if applicable, any additional settlement date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); any material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the SEC within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b) Latham & Watkins LLP, U.S. counsel for the Company shall have furnished to the Representatives their opinion and 10b-5 letter, each dated the Closing Date and, if applicable, any additional settlement date, as the case may be, and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives.

(c) Naschitz, Brandes, Amir & Co., Advocates, Israeli counsel for the Company, shall have furnished to the Representatives their opinion, dated the Closing Date and, if applicable, any additional settlement date, as the case may be, and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives.

(d) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, such opinion and 10b-5 letter, each dated the Closing Date, and if applicable, any additional settlement date, as the case may be, and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e) The Representatives shall have received from Goldfarb Seligman & Co., Israeli counsel for the Underwriters, such opinion, dated the Closing Date and, if applicable, any additional settlement date, as the case may be, and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) Patterson Belknap Webb & Tyler LLP, counsel for the Depositary, shall have furnished to the Representatives their opinion, dated the Closing Date and, if applicable, any additional settlement date, as the case may be, and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives.

(g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date and, if applicable, any additional settlement date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Prospectus and any amendment or supplement thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date and, if applicable, any additional settlement date, as the case may be, with the same effect as if made on the Closing Date and, if applicable, any additional settlement date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and, if applicable, any additional settlement date;

(ii) the Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included in the Disclosure Package and the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(h) The Company shall have requested and caused Somekh Chaikin, a member firm of KPMG International, to have furnished to the Representatives, at the Execution Time, at the Closing Date and if applicable, any additional settlement date, as the case may be, letters, dated respectively as of the Execution Time and as of the Closing Date and if applicable, any additional settlement date, as the case may be, in form and substance satisfactory to the Representatives.

(i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus

(exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(j) [The Company shall have furnished to the Representatives a certificate, dated the Closing Date and, if applicable, any additional settlement date, as the case may be, addressed to the Representatives, of its chief financial officer with respect to certain financial data contained in the Registration Statement, the Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.]

(k) The Custodian shall have furnished to the Representatives, dated the Closing Date and, if applicable, any additional settlement date, as the case may be, a certificate satisfactory to the Representatives of one of its authorized officers with respect to the deposit with it of the Ordinary Shares represented by the Securities in the form of ADSs.

(l) The Depositary shall have furnished or cause to be furnished to the Representatives, dated the Closing Date and, if applicable, any additional settlement date, as the case may be, certificates satisfactory to the Representatives evidencing the deposit with it of the Securities being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company at the Closing Date and if applicable, any additional settlement date, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement.

(m) Prior to the Closing Date and if applicable, any additional settlement date, as the case may be, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(n) Subsequent to the Execution Time, to the extent the Company has rated securities, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 3(a)(62) under the Exchange Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(o) The Securities shall have been listed and admitted and authorized for trading on the Nasdaq, and satisfactory evidence of such actions shall have been provided to the Representatives.

(p) The FINRA, upon review, if any, of the terms of the public offering of the Securities, shall not have objected to such offering, such terms or the Underwriters’ participation in same.

(q) Prior to the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto (the “Lock-Up Agreement”) from each officer and director of the Company addressed to the Representatives. The Company will use its best efforts to enforce the terms of each Lock-Up Agreement and will issue stop-transfer instructions to the transfer agent for the Ordinary Shares or ADSs with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(r) On the Closing Date, the Securities in the form of ADSs shall have been approved for listing on the Nasdaq, subject only to official notice of issuance.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date and if applicable, any additional settlement date, as the case may be, by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Latham & Watkins LLP, counsel for the Underwriters, at 885 Third Avenue, New York, New York 10022, on the Closing Date and if applicable, any additional settlement date, as the case may be, provided that unless physical delivery is requested in writing by the Representatives, such documents may be delivered electronically.

7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, the ADS Registration Statement as originally filed or in any amendment thereof or in any Preliminary Prospectus, or the Prospectus, any Issuer Free Writing Prospectus, any roadshow or any Written Testing-the-Waters Communication or in any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the following statements set forth in the Preliminary Prospectus and the Prospectus under the heading “Underwriting”: (i) the [•] paragraph thereof related to selling concessions and dealer reallowances and (ii) the [•] paragraph[s] thereof related to stabilization, syndicate covering transactions and penalty bids, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors and officers and any control persons of the Company shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or by the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The Company agrees to indemnify each Underwriter, each employee, officer and director of each Underwriter. and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter, against any loss incurred as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date or if applicable, any additional settlement date, as the case may be, shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company’s Ordinary Shares or ADSs shall have been suspended by the SEC or the Nasdaq or trading in securities generally on the New York Stock Exchange, Nasdaq or London Stock Exchange shall have been suspended or limited or minimum prices shall have been established on any such exchange, (ii) a banking moratorium shall have been declared either by Federal, New York State or Israeli authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or the State of Israel of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to (i) RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281-8098, Attention: Michael Goldberg, Syndicate Director, Fax: (212) 428-6260 and (ii) Stifel, Nicolaus & Company, Incorporated, 787 7th Avenue, 11th Floor, New York, NY 10019, Attention: Syndicate; or, if sent to the Company, will be delivered to legal@tremorinternationa.com; attention of Amy Rothstein.

13. U.S. Special Resolution Regime.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 13:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

15. No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

16. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

17. Applicable Law and Submission to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement or the transactions contemplated hereby (including without limitation, any claims sounding in equity, statutory law, contract law or tort law arising out of the subject matter hereof) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of laws doctrine. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Designated Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Designated Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company has irrevocably appointed Puglisi & Associates, which currently maintains an office at 850 Library Ave, Suite 204, Newark, DE 19711, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York.

To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from the jurisdiction of any court of (i) the State of Israel, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

18. Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

21. Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

22. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“ADS Registration Statement” shall mean the various parts of the registration statement referred to in paragraph 1(b) above, including the exhibits thereto, each as amended at the time such part of the registration statement became effective.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Disclosure Package” shall mean (i) the Preliminary Prospectus that is generally distributed to investors and used to offer the Securities, as supplemented by the information listed on Schedule II(d), (ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule II(a) hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

“Prospectus” shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including the exhibits, financial statements and schedules thereto and any prospectus supplement relating to the Securities that is filed with the SEC pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430A, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

“Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430A” and “Rule 433” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) under the Act relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

“SEC” shall mean the Securities and Exchange Commission.

“subsidiary” shall mean each direct and indirect subsidiary of the Company.

“Testing-the-Waters Communication” means any oral or written communication within the meaning of Rule 405 under the Act with potential investors undertaken in reliance on Section 5(d) of the Act.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.

[Signature page follows]

If the foregoing is in accordance with the Representatives’ understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the Representatives’ acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

Tremor International Ltd.

By:
Name:
Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

RBC Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated

RBC Capital Markets, LLC

By:
Name:
Title:

Stifel, Nicolaus & Company, Incorporated

By:
Name:
Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

Schedule I

Underwriters	Number of Underwritten Securities to be Purchased	Number of Option Securities be Purchased if Maximum Option Exercised
RBC Capital Markets, LLC.	[•]	[•]
Stifel, Nicolaus & Company, Incorporated	[•]	[•]
JMP Securities LLC	[•]	[•]
Needham & Company, LLC	[•]	[•]
Raymond James & Associates, Inc.	[•]	[•]

Total	[•]	[•]

Schedule II

(a)	Free Writing Prospectuses included in the Disclosure Package:

[None.]

(b)	Free Writing Prospectuses not included in the Disclosure Package:

Electronic roadshow, dated [•], 2021.

(c)	Information other than the Preliminary Prospectus that comprise the Pricing Disclosure Package:

Initial public offering price per ADS: $[•]

Number of Underwritten Securities purchased by the Underwriters: [•]

Number of Option Securities: [•]

(d)	Written Testing-the-Waters Communications:

The investor presentation provided to the SEC on [•], 2021.

EXHIBIT A – Form of Lock-Up Agreement

Tremor International Ltd.

Public Offering of American Depositary Shares,

Representing Ordinary Shares

[•], 2021

RBC Capital Markets, LLC

Stifel, Nicolaus & Company, Incorporated

As Representatives of the several Underwriters,

c/o RBC Capital Markets, LLC

200 Vesey Street

New York, New York 10281-8098

c/o Stifel, Nicolaus & Company, Incorporated

787 7th Avenue, 12th Floor

New York, NY 10019

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Tremor International Ltd., a company organized under the laws of the State of Israel (the “Company”), and each of you as representatives of the several Underwriters named therein, relating to an underwritten public offering of American depositary shares (“ADS”) representing ordinary shares, par value NIS 0.01 per ordinary share (“Ordinary Shares”), of the Company (the “Offering”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Underwriting Agreement.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission (the “SEC”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder with respect to, any Ordinary Share, ADSs or any securities convertible into, or exercisable or exchangeable for such Ordinary Shares or ADSs, or publicly announce an intention to effect any such transaction, for a period from the date hereof until 90 days after the date of the Underwriting Agreement (the “Restricted Period”). If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed shares of ADSs the undersigned may purchase in the Offering.

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The foregoing sentence shall not apply to (i) the registration of the offer and sale of the ADSs and the sale of such ADSs to the Underwriters, in each case, as contemplated by the Underwriting Agreement or (ii) the deposit of Ordinary Shares with the Depositary (as defined in the Underwriting Agreement), in exchange for the issuance of ADSs, or the cancellation of ADSs in exchange for the issuance of Ordinary Shares, provided that such ADSs or Ordinary Shares issued pursuant to this clause (ii) held by the undersigned shall remain subject to the terms of this letter. In addition, the foregoing restrictions shall not apply to:

(i)

Ordinary Shares or ADSs disposed of as bona fide gifts approved by RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated, provided (a) each recipient of a gift of shares agrees in writing to be bound by the same restrictions in place for the undersigned pursuant to this letter for the duration that such restrictions remain in effect at the time of transfer and (b) no filing under the Exchange Act or under the applicable rules and regulations of the Alternative Investment Market operated by the London Stock Exchange plc, if any (the “AIM Rules”) shall be required or shall be voluntarily made during the Restricted Period;

(ii)

transfers to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or an immediate family member (as defined below) of the undersigned, provided that (a) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (b) no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period;

(iii)

distributions of Ordinary Shares, ADSs or any security convertible into Ordinary Shares or ADSs to limited partners or stockholders of the undersigned, provided that (a) each distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (b) no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period;

(iv)

transfers to the undersigned’s affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended), if the undersigned is a corporation, partnership, limited liability company or other business entity, or to any investment fund or other entity controlled or managed by the undersigned, provided that (a) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (b) no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period;

(v)

transfers to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above, provided that (a) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (b) no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period;

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(vi)

transfers pursuant to an order of a court or regulatory agency, including a domestic relations order or negotiated divorce settlement, or to comply with any regulations related to the undersigned’s ownership of Ordinary Shares or ADSs, provided that (a) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement, (b) if the undersigned is required to file a report under the Exchange Act or under the AIM Rules, the undersigned shall include a statement in such report to the effect that such transfer is pursuant to the circumstances described in this clause (vi) and (c) other than any required filing pursuant to clause (b), no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period;

(vii)

transfers to the Company or its affiliates upon death, disability or termination of employment, in each case, of the undersigned, provided that (a) if the undersigned is required to file a report under the Exchange Act or under the AIM Rules, the undersigned shall include a statement in such report to the effect that the filing relates to the circumstances described in this clause (vii) and (b) other than any required filing pursuant to clause (a), no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period;

(viii)

transfers (including transfers on the open market) for the primary purpose of paying taxes (including estimated taxes) due as a result of the vesting of Ordinary Shares or ADSs under equity awards, in each case pursuant to employee benefit plans disclosed in the [Registration Statement] (as defined in the Underwriting Agreement), provided that (a) if the undersigned is required to file a report under the Exchange Act or under the AIM Rules, the undersigned shall include a statement in such report to the effect that the filing relates to the circumstances described in this clause (viii) and (b) other than any required filing pursuant to clause (a), no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period;

(ix)

transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s Ordinary Shares or ADSs involving a change of control (as defined below) of the Company following the consummation of the transactions contemplated by the Underwriting Agreement that has been approved by the Company’s board of directors, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Ordinary Shares or ADSs shall remain subject to the provisions of this agreement;

(x)

transfers of Ordinary Shares or ADSs to the Company in connection with the repurchase of Ordinary Shares or ADSs issued pursuant to an employee benefit plan, in connection with any contractual arrangement in effect on the date of this agreement and disclosed in the [Registration Statement] that provides for the repurchase of Ordinary Shares or ADSs by the Company, or in connection with the termination of employment with the Company, provided that (a) if the undersigned is required to file a report under the Exchange Act or under the AIM Rules, the undersigned shall include a statement in such report to the effect that the filing relates to the circumstances described in this clause (x) and (b) other than any required filing pursuant to clause (a), no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period;

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(xi)	transactions relating to Ordinary Shares, ADSs or other securities acquired in open market transactions after the completion of the Offering;

(xii)

the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares or ADSs, provided that (a) such plan does not provide for the transfer of Ordinary Shares or ADSs during the Restricted Period and (b) no filing under the Exchange Act or under the AIM Rules shall be required or shall be voluntarily made during the Restricted Period; and

(xiii)	transfers made with the prior written consent of RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of Ordinary Shares or any other securities of the Company even if such Ordinary Shares or other securities of the Company would be disposed of by someone other than the undersigned, including, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option, forward, swap or any other derivative transaction or instrument) with respect to any Ordinary Shares, or any other security of the Company that includes, relates to, or derives any significant part of its value from Ordinary Shares or other securities of the Company.

For purposes of this letter, (a) “immediate family member” shall mean any person with whom the undersigned has a relationship by blood, marriage or adoption, not more remote than first cousin and (b) “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least 51% of the total voting power of the Ordinary Shares of the Company.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an officer or director of the Company, (i) RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated will notify the Company of the impending release or waiver, and (ii) the Company

6

has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated waive, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering of the ADSs and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Underwriters are not making a recommendation to you to enter into this agreement, and nothing set forth in such disclosures is intended to suggest that the Underwriters are making such a recommendation.

The undersigned shall be released from all obligations under this agreement upon the earlier of: (i) the termination of the Underwriting Agreement prior to payment for and delivery of the ADSs to be sold thereunder (other than the provisions thereof which survive termination), (ii) the date the Registration Statement filed with the SEC with respect to the Offering is withdrawn, (iii) the Company notifies the Underwriters in writing prior to the execution of the Underwriting Agreement that it does not intend to proceed with the Offering, and (iv) September 31, 2021. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this agreement.

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This agreement and any claim, controversy or dispute arising under or related to this agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

8

Yours very truly,

[Signature of officer, director or major stockholder]

[Name and address of officer, director or major stockholder]

EXHIBIT B – Form of Press Release

Tremor International Ltd.

[Date]

Tremor International Ltd. (the “Company”) announced today that RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated, the lead book-running managers in the Company’s recent public sale of [•] American Depositary Shares (the “ADS”), representing [•] ordinary shares, par value NIS 0.01 per share, of the Company (the “Ordinary Shares”), are [waiving] [releasing] a lock-up restriction with respect to [•] [ADSs] [Ordinary Shares] held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [•], 20[•], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ADDENDUM – Form of Waiver of Lock-Up

[Letterhead of RBC and Stifel]

Tremor International Ltd.

Public Offering of American Depositary Shares

[•], 20[•]

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by Tremor International Ltd. (the “Company”) of [•] American Depositary Shares (the “ADSs”) , representing [•] ordinary shares, par value NIS 0.01 per share, of the Company (the “Ordinary Shares”), and the lock-up letter dated [•], 2021 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [•], 20[•], with respect to [•] shares of [ADSs] [Ordinary Shares] (the “Shares”).

RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective [•], 20[•]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly,

[Signature of RBC Representative]

[Name and title of RBC Representative]

[Signature of Stifel Representative]

[Name and title of Stifel Representative]

cc: Company

B